Exhibit 32.1
Certification Pursuant to
18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
     In connection with the Quarterly Report of Computer Programs and Systems, Inc. (the “Company”) on Form 10-Q for the quarterly period ended June 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), J. Boyd Douglas, President and Chief Executive Officer of the Company, and M. Stephen Walker, Vice President-Finance and Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 11, 2006	/s/ J. Boyd Douglas

J. Boyd Douglas
President and Chief Executive Officer

/s/ M. Stephen Walker

M. Stephen Walker
Vice President — Finance and
Chief Financial Officer